UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/29/17_

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
February 28, 2017

Templeton World Fund

A SERIES OF TEMPLETON FUNDS

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We are pleased to bring you Templeton World Fund’s semiannual report for the period ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including developing markets. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (including the U.S.). The Fund regularly uses certain derivative instruments to seek to hedge against currency risks.

Performance Overview

The Fund’s Class A shares delivered a +13.01% cumulative total return for the six months under review. In comparison, the Fund’s new benchmark, the MSCI All Country World Index (ACWI) 100% Hedged to USD, which measures stock performance in global developed and emerging markets, generated a +9.37% total return, while the Fund’s prior benchmark, the MSCI World Index, which measures stock performance in global developed markets, posted a total return of +8.03%.1 We believe the new benchmark’s composition more accurately reflects the Fund’s holdings. Also in comparison, the Fund’s second benchmark, the MSCI ACWI, posted a +7.76% total return,2 and the Fund’s third benchmark, the Linked MSCI ACWI 100% Hedged to USD/World, posted a +9.37% total return.3 For the 10-year period ended February 28, 2017, the Fund’s Class A shares generated a +46.35% cumulative total return, compared with the MSCI ACWI 100% Hedged to USD’s +66.68% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 10.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy in general expanded during the six months under review, aided by accommodative monetary policies of various central banks. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI. Further supporting global markets were an improvement in industrial commodity prices, upbeat economic data across regions, encouraging corporate earnings reports and investor optimism about U.S. President Donald Trump’s pro-growth policies and his executive order to scale back regulations on the financial industry. In addition, hopes of tax reforms under the Trump administration and his business-friendly policy shifts, an upbeat assessment of the U.S.

1. Source: FactSet. As of February 28, 2017, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +3.88%, compared with the
MSCI ACWI 100% Hedged to USD’s 10-year average annual total return of +5.24%.
2. Source: Morningstar.
3. Source: FactSet. The Linked MSCI ACWI 100% Hedged to USD/World reflects performance of the MSCI World Index through 6/29/2016 and performance of the MSCIACWI
100% Hedged to USD thereafter.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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economy by U.S. Federal Reserve (Fed) Chair Janet Yellen, and a deal by major oil producing countries to curb oil production supported global equity markets. However, investors expressed concerns about the terms of the U.K.’s exit from the European Union and President Trump’s protectionist policies and his executive order banning entry from several Muslim-majority countries. Other headwinds included uncertainty about the Fed’s timing for raising interest rates, the health of European banks, concern surrounding elections in Europe, particularly in France, and investor caution ahead of Donald Trump’s congressional address.

The U.S. economy continued to grow in 2016’s fourth quarter, though at a slower pace compared to the third quarter. Strength in consumer spending, private inventory investment, residential and non-residential fixed investment, and state and local government spending was partially offset by declines in net exports and federal government spending. The manufacturing sector generally expanded, and the services sector continued to grow. The unemployment rate decreased slightly from 4.9% in August 2016 to 4.7% at period-end.4 Inflation increased during the period, as measured by the Consumer Price Index. At its December meeting, the Fed raised its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited improved labor market conditions and higher inflation. The minutes of its February meeting indicated that the Fed might find it appropriate to hike interest rates again “fairly soon.”

In Europe, the U.K.’s economy grew at a faster rate in the fourth quarter of 2016 than in the third quarter, supported by growth in services. The eurozone’s economic growth held steady in the fourth quarter from the third quarter, while the region’s annual inflation rate rose to its highest level in four years. At its December meeting, the European Central Bank (ECB) extended the continuation of its monthly asset purchases from March to December 2017, but it planned to scale back the purchase amount beginning in April. In January, the ECB kept its key policy rates unchanged and retained its monthly asset purchases, indicating it could increase the program in size and duration if needed.

In Asia, Japan’s quarterly gross domestic product (GDP) grew more slowly in 2016’s fourth quarter compared with the third quarter, mainly due to declines in public investment. At its September meeting, the Bank of Japan overhauled its monetary stimulus program to adjust Japanese government bond purchases, with the aim of keeping the 10-year rate for such bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession, and the country’s central bank cut its benchmark interest rate in October and November 2016 and in January and February 2017 to spur economic growth. The Bank of Russia reduced its key interest rates in September 2016 to try to revive its economy. China’s economy grew at a faster-than-expected rate in 2016’s fourth quarter over 2015’s fourth quarter, driven by consumer spending and a property market supported by robust bank lending. The People’s Bank of China (PBOC) devalued its currency against the U.S. dollar during the period. In February 2017, the PBOC increased its short-term lending rates. In India, economic growth declined from October through December 2016. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund delivered solid absolute gains and outperformed its benchmark, the MSCI ACWI 100% Hedged to USD, during the semiannual review period ended February 28, 2017. Additionally, the Fund outperformed its benchmark on a trailing 12-month period. The Fund’s outperformance during the semiannual review period was broad-based, with all major regional allocations and the majority of sector positions delivering gains in excess of the benchmark. Encouragingly, the Fund benefited primarily from stock selection, as higher interest rates and improving global economic growth prospects led to a more discerning trading environment, aiding bottom-up investors capable of identifying value at the individual security level. After a prolonged period of low growth and low interest rates, financial conditions began to normalize somewhat during the six months under review as improving growth expectations under a new U.S. presidential administration allowed Fed policymakers to continue cautiously raising interest rates.

4. Source: Bureau of Labor Statistics.

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Within equity markets, cyclical sectors, which tend to perform strongly when economic prospects improve—such as financials, materials and information technology—outperformed those with more defensive characteristics—such as consumer staples, telecommunication services and utilities—which lagged the market rally. At Templeton, we have long been finding the best opportunities among cyclical sectors, where valuations became exceedingly depressed amid market concerns about slow economic growth and rising political uncertainty. Sir John Templeton once described his bargain-hunting approach as “search[ing] for areas that are unpopular,” and indeed the out-of-favor economically cyclical sectors have become a fertile hunting ground for patient value investors in recent years.

We have contended over the last 18 months that the gap in valuations and performance between cyclical value stocks and defensive quality stocks had become significant, creating historically compelling opportunities for disciplined value investors. We were encouraged to see our conviction vindicated as the anticipated value rally materialized over the course of the past year. Value stocks have risen strongly, and while the rally may encounter periodic headwinds and setbacks, value cycles have historically lasted several years on average, keeping us constructive on the long-term prospects for value as an investment style. Critically, we continue to find compelling investment opportunities among businesses with long-term fundamentals that we believe are being undervalued by a short-term-oriented market. This ability to apply our extensive market experience, industry expertise and valuation discipline to find opportunities beyond the investment horizon of most market participants is the foundation of the Fund’s solid long-term track record, which we believe will continue to serve our clients in good stead going forward. It is also a key benefit of active management, and a discipline that is not replicable in passive funds that track an index. Even passive funds that automatically select investments by factor criteria, such as valuation, are unable to replicate this process because the fundamentals used in screening such investments are backward looking. The market already knows last quarter’s earnings and what it is willing to pay for them, and it thinks it has a pretty good idea of next quarter’s earnings also. However, it takes no coherent view of earnings, asset values or cash-flow-generating ability over a five-year or longer horizon. Leo Tolstoy once wrote that “the two most powerful warriors are patience and time.” In a market that has become more efficient in the short term, the virtues of patience and time allow us to arbitrage this

Top 10 Sectors/Industries*
2/28/17
% of Total
Net Assets
Banks	15.6%
Oil, Gas & Consumable Fuels	11.8%
Pharmaceuticals	9.3%
Insurance	5.1%
Technology Hardware, Storage & Peripherals	5.1%
Software	4.7%
Biotechnology	4.6%
Media	3.7%
Automobiles	3.6%
Diversified Telecommunication Services	3.4%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

“horizon of inefficiency” where we believe the most significant mispricings—and therefore opportunities—exist.

Turning to the Fund’s portfolio, financials was a major contributing sector relative to the benchmark during the six-month review period, benefiting from stock selection and an overweighting.5 The sector accounted for most of the Fund’s top contributors, led by U.S. financial services firms Citigroup and JPMorgan Chase. Big banks in general rallied strongly due to market expectations that rising interest rates would improve net interest margins and that a Republican sweep of the legislature would facilitate deregulation. Stronger capital markets activity and market share gains against European competitors in the investment banking division further supported U.S. big bank stocks, which rallied alongside a global financial sector that had, in our assessment, become oversold.

Select European bank holdings further supported performance, led by French lender BNP Paribas, which beat earnings expectations due to higher fixed-income trading. The European banking sector remains abundantly cheap, in our assessment, trading at a greater than one-standard deviation discount to U.S. peers based on price-to-tangible-book value. Despite little fanfare, economic conditions in Europe are actually improving, with year-on-year GDP growth exceeding that of the U.S. in real terms for the first time since 2009. Private-loan growth has turned positive, the flagging euro is becoming a competitive tailwind, and manufacturing indicators are expanding at a level we believe is consistent with future earnings upgrades. Interest rates could recover from record lows as the economy improves

5. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

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and the ECB eases its monthly bond purchases, which, combined with potentially improving regulatory conditions, offers prospective upside for European bank shares. Falling loan-loss provisions, which have accounted for most of U.S. bank profit growth since 2009, are another potential catalyst for improving European bank earnings. Finally, we have seen the beginnings of self-help measures at European banks; if they continue to develop tighter cost control and more fee- and commission-based profit streams, longer term earnings expectations look underpriced to us. To this end, we are encouraged to note that earnings momentum in the sector recently turned positive for only the second time in seven years. Even after a significant rally off the bottom in the second half of 2016, select European bank shares remain cheap, in our view, with improving earnings catalysts and scope for additional upside over a long-term investment horizon.

Stock selection also boosted returns in several other traditionally cyclical sectors, such as energy, materials, industrials and consumer discretionary.6 Among these sectors, industrials delivered a major stock contributor, U.S. truck manufacturer Navistar International.7 Its shares surged during the review period after German carmaker Volkswagen agreed to a strategic alliance and an equity stake. Volkswagen’s vote of confidence, combined with demonstrably better profitability and a strong market position in the healthy medium-duty truck and bus segments, suggests to us that the stock may be finding a bottom, and we remain holders in anticipation of an ongoing recovery. Materials also delivered strong results, led by Swiss diversified miner and trader Glencore, whose shares surged as the company aggressively repaired its balance sheet, exceeded earnings targets and benefited from a rebound in depressed commodities prices.8 After surviving a crisis of confidence last year that sent shares tumbling significantly below their 2011 initial public offering price levels, Glencore has signaled its return to form in recent months by reinstating its annual dividend and announcing a major oil agreement with Russian energy producer Rosneft. We were buying Glencore shares throughout the turmoil, based on our views of the firm’s favorable commodity mix and ability to execute its bold restructuring plan. We also saw value in Glencore’s marketing (also known as commodity trading) division, which many market participants feared was volatile and un-analyzable. Our convictions were rewarded toward period-end, with Glencore

Top 10 Holdings*
2/28/17
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	2.9%
Technology Hardware, Storage & Peripherals,
South Korea
Amgen Inc.	2.8%
Biotechnology, U.S.
Oracle Corp.	2.6%
Software, U.S.
Citigroup Inc.	2.4%
Banks, U.S.
Royal Dutch Shell PLC	2.3%
Oil, Gas & Consumable Fuels, U.K.
Microsoft Corp.	2.1%
Software, U.S.
Teva Pharmaceutical Industries Ltd.	2.0%
Pharmaceuticals, Israel
Deutsche Lufthansa AG	1.8%
Airlines, Germany
JPMorgan Chase & Co.	1.8%
Banks, U.S.
Nissan Motor Co. Ltd.	1.8%
Automobiles, Japan

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades and other factors.

rallying nearly 400% from its 2015 low, and we recently exited the position. Although we still like Glencore as a business, valuations no longer justify holding the stock, based on our assessment. Industrial commodity miners represent the leading edge of reflationary expectations, and the industry has just experienced a full business cycle of earnings and valuation turnaround in roughly a year, supported by renewed Chinese stimulus that seems to us unlikely to be sustained. More recently in the mining sector, we have begun to rotate into precious metals producers that, in our assessment, were lowly valued. Since we believe that the best time to buy insurance is when it is not needed, these investments should help moderately diversify the Fund’s risk/reward characteristics and potentially provide a meaningful hedge in the event of renewed economic, financial or geopolitical uncertainty.

Among other resources sectors, the Fund’s overweighted energy holdings also rallied as the price of oil doubled from its

6. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The industrials sector comprises aerospace and defense, airlines, construction and engineering, industrial conglomerates and machinery in the SOI. The consumer discretionary sector comprises automobiles, household durables, media, multiline retail and specialty retail in the SOI.
7. Not part of the index.
8. Not held at period-end.

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low in February 2016. We have now seen the most anticipatory parts of the energy sector—namely, the early-cycle oilfield services firms and exploration and production (E&P) companies—outperform the integrated oil producers and the market more broadly. This is particularly the case in North America, one of the world’s higher cost oil producers and the region that has benefited most strongly from the supply cuts by the Organization of the Petroleum Exporting Countries (OPEC), as well as from the election of a U.S. administration expected to have a light environmental regulatory touch. Our current strategy, therefore, involves selectively reducing exposures to some of the earlier cycle energy stocks with fuller valuations and rotating into opportunities among global oil majors we feel are more modestly valued, as well as a few E&P and service providers outside of North America. The net result is a slightly lower energy allocation in early 2017 than we had during most of 2016, though the broader overweighting remains and is consistent with our expectation for higher oil prices given the vast reductions in industry capital expenditures, a significant decline in the U.S. rig count and OPEC’s recent agreement to curtail a larger-than-expected amount of production.

Our valuation discipline led us to significantly underweight the broadly expensive consumer staples sector, which notably contributed to relative performance as the ongoing recovery in economic expectations negatively impacted overpriced defensive stocks.9 As we have recently noted, the ownership of consumer staples stocks had become the most crowded in the sector’s history and 2016 price-to-earnings ratios relative to the market were expensive and near historical highs. At such extreme price and valuation levels, we argued that assets prized for their perceived “safety” may actually be among the market’s riskiest given their historically high and inverse correlations to interest-rate movements. Such caution proved warranted during the review period as consumer staples sold off alongside other expensive defensive sectors. At less than one-fifth the benchmark’s exposure, our underweighted position notably contributed, and so did stock selection. Although the broader sector finished flat during the period, our select holdings, namely U.K. grocer Tesco and German retailer Metro, delivered respectable absolute gains.

Outside of what we viewed as abundantly cheap cyclical sectors, we have also been finding considerable value in traditionally defensive health care stocks, particularly after their sharp and sustained reversal stemming from election-cycle political rhetoric.10 The sector remained under pressure during much of the review period and was a major detractor from Fund performance. Several of the Fund’s biggest laggards were from the health care sector, such as Israeli generic drug maker Teva Pharmaceutical Industries. Teva’s shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition. Share price declines in the broader generics industry amid concerns of price-gouging at some of Teva’s competitors did not help matters. Yet, our analysis indicates that Teva remains well positioned to grow throughout this transition period. Its acquisition of Allergan’s generics business should bring cost-saving opportunities that could potentially offset any upcoming patent losses, while strong cash generation should allow steady balance-sheet deleveraging. A solid dividend yield and the steady compounding of earnings, in our view, should offer a solid annualized return profile even before considering any upside from increasing valuation. The sector, more broadly, has fallen significantly further than warranted by long-term fundamentals and, in our assessment, has once again become one of the most abundant sources of bargains in the current environment. We believe select firms remain well positioned to reap the rewards of innovation and demographically driven demand, and fundamentals continue to impress us with high returns on equity, strong cash flow and earnings growth and low leverage.

A modest overweighting in the telecommunication services sector also detracted from relative performance, led lower by U.K.-based wireless carrier Vodafone Group.11 Its stock declined toward the end of the review period after company management warned that investments in the competitive and challenging Indian market would likely crimp earnings guidance for fiscal-year 2017 (ended March 31). Yet, challenges in India appeared largely priced into the stock at recent levels, according to our analysis. Although visibility remained low on the ultimate outcome of Vodafone’s businesses in India, it is a market worth fighting for, especially in light of Vodafone’s ongoing discussions to merge its Indian business with the country’s number three player, Idea Cellular, which could increase its customers and help improve its competitive positioning. A larger corporate tie-up with Liberty

9. The consumer staples sector comprises food and staples retailing in the SOI.
10. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.
11. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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Global, about which there has been much speculation, could also add value given significant synergies in the two firms’ respective European businesses. More broadly, we believe Vodafone remains a steady dividend stock with single-digit cash-flow growth and exciting strategic opportunities in core European markets with improving growth dynamics and more rational competitive structures.

From a regional standpoint, stock selection drove outperformance in all major regions, overcoming an overweighted allocation in Europe and underweighted allocations in North America and Asia. In our assessment, the current opportunity set in global equity markets is disproportionately skewed to international markets, which have underperformed, are relatively undervalued, and appear to us poised to benefit from a number of catalysts, including value’s outperformance, which has historically supported stocks outside of the U.S. We continue to find compelling bargains in the eurozone, which we believe remains in the early stages of an expansionary economic cycle and geared to a continued value recovery given high operating leverage, an undervalued currency and low starting-point valuations. Politics and policy have been major headwinds, but they seem to us excessively discounted given continued broad support for the euro and recent gains by political moderates, as well as the strengthening of the ECB as a credible bond market backstop.

In Asia, we believe China’s economy remains imbalanced and vulnerable to turmoil, though political imperatives and unique safety valves could help maintain stability. We see bottom-up values as concentrated among relatively cheap China H-share companies operating in consumer-oriented growth industries, while we largely avoid the vulnerable and opaque banking sector, state-owned enterprises and the oversupplied industrial complex.12 Elsewhere in the region, we feel Japan and South Korea both remain stockpickers’ markets. South Korea in particular looks attractive to us, trading at a lower price-to-book value compared with Japan’s, while offering a moderately higher average return on equity than Japan. Turning to North America, the U.S. market has priced in a lot of good news in a short period of time. There is no guarantee that a new U.S. presidential administration will be able to successfully engineer the type of reflationary environment that is becoming increasingly discounted by U.S. stocks, and if it does, it won’t happen overnight. Risks associated with untested leadership may not yet be fully appreciated, and the market looks expensive to us based on most major valuation metrics.

Top 10 Countries*
2/28/17
% of Total
Net Assets
U.S.	37.5%
U.K.	14.2%
South Korea	7.4%
Germany	5.7%
Japan	4.8%
France	4.5%
China	4.1%
Switzerland	3.5%
Netherlands	3.3%
Singapore	2.2%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

The Fund utilized certain derivative instruments to seek to hedge currency risk, which had a positive effect on Fund performance during the six months under review. However, one cannot expect the same result in future periods.

12. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
See www.franklintempletondatasources.com for additional data provider information.

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Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
6-Month	+13.01%	+6.54%
1-Year	+29.50%	+22.08%
5-Year	+46.96%	+6.73%
10-Year	+46.35%	+3.27%
Advisor
6-Month	+13.08%	+13.08%
1-Year	+29.79%	+29.79%
5-Year	+48.72%	+8.26%
10-Year	+49.92%	+4.13%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (9/1/16–2/28/17)
	Net Investment	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain	Total
A	$0.5734	$0.0389	$0.4010	$1.0133
C	$0.4545	$0.0389	$0.4010	$0.8944
R6	$0.6290	$0.0389	$0.4010	$1.0689
Advisor	$0.6121	$0.0389	$0.4010	$1.0520

Total Annual Operating Expenses[4]
Share Class
A	1.07%
Advisor	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The
Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1,2]	Value 2/28/17	9/1/16–2/28/17[1,2]	Ratio[2]
A	$1,000	$1,130.10	$5.60	$1,019.54	$5.31	1.06%
C	$1,000	$1,125.90	$9.54	$1,015.82	$9.05	1.81%
R6	$1,000	$1,132.10	$3.81	$1,021.22	$3.61	0.72%
Advisor	$1,000	$1,130.80	$4.28	$1,020.78	$4.06	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.
2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12 Semiannual Report franklintempleton.com

TEMPLETON WORLD FUND

Financial Highlights
Templeton World Fund
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.47	$16.51	$20.18	$18.02	$15.06	$14.21
Income from investment operations[a]:
Net investment income[b]	0.08	0.26	0.29	0.43 [c]	0.25	0.29
Net realized and unrealized gains (losses)	1.90	(0.17)	(2.35)	2.75	3.38	0.84
Total from investment operations	1.98	0.09	(2.06)	3.18	3.63	1.13
Less distributions from:
Net investment income.	(0.57)	(0.28)	(0.52)	(0.19)	(0.42)	(0.28)
Net realized gains	(0.44)	(0.85)	(1.09)	(0.83)	(0.25)	—
Total distributions	(1.01)	(1.13)	(1.61)	(1.02)	(0.67)	(0.28)
Net asset value, end of period	$16.44	$15.47	$16.51	$20.18	$18.02	$15.06

Total return[d]	13.01%	0.84%	(10.59)%	17.96%	24.71%	8.18%

Ratios to average net assets[e]
Expenses.	1.06%[f,g]	1.07%[f]	1.06%[f]	1.05%	1.05%[g]	1.09%
Net investment income	1.04%	1.73%	1.61%	2.20%[c]	1.49%	1.99%

Supplemental data
Net assets, end of period (000’s)	$4,340,065	$4,195,518	$4,791,792	$5,917,398	$5,278,292	$4,857,469
Portfolio turnover rate	14.73%	21.62%	15.73%	18.56%	17.57%	18.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON WORLD FUND
FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.84	$15.86	$19.44	$17.40	$14.53	$13.69
Income from investment operations[a]:
Net investment income[b]	0.02	0.14	0.15	0.27 [c]	0.12	0.17
Net realized and unrealized gains (losses)	1.82	(0.16)	(2.26)	2.66	3.26	0.83
Total from investment operations	1.84	(0.02)	(2.11)	2.93	3.38	1.00
Less distributions from:
Net investment income.	(0.45)	(0.15)	(0.38)	(0.06)	(0.26)	(0.16)
Net realized gains	(0.44)	(0.85)	(1.09)	(0.83)	(0.25)	—
Total distributions	(0.89)	(1.00)	(1.47)	(0.89)	(0.51)	(0.16)
Net asset value, end of period	$15.79	$14.84	$15.86	$19.44	$17.40	$14.53

Total return[d]	12.59%	0.11%	(11.27)%	17.08%	23.76%	7.41%

Ratios to average net assets[e]
Expenses.	1.81%[f,g]	1.82%	1.81%[f]	1.80%	1.81%[g]	1.84%
Net investment income	0.29%	0.98%	0.86%	1.45%[c]	0.73%	1.24%

Supplemental data
Net assets, end of period (000’s)	$159,791	$158,126	$193,309	$241,635	$210,256	$186,483
Portfolio turnover rate	14.73%	21.62%	15.73%	18.56%	17.57%	18.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable , and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON WORLD FUND
			FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.45	$16.50	$20.18	$18.02	$17.17
Income from investment operations[b]:
Net investment income[c]	0.11	0.32	0.35	0.57 [d]	0.12
Net realized and unrealized gains (losses)	1.90	(0.18)	(2.35)	2.67	0.73
Total from investment operations.	2.01	0.14	(2.00)	3.24	0.85
Less distributions from:
Net investment income	(0.63)	(0.34)	(0.59)	(0.25)	—
Net realized gains	(0.44)	(0.85)	(1.09)	(0.83)	—
Total distributions	(1.07)	(1.19)	(1.68)	(1.08)	—
Net asset value, end of period.	$16.39	$15.45	$16.50	$20.18	$18.02

Total return[e]	13.21%	1.18%	(10.30)%	18.40%	4.95%

Ratios to average net assets[f]
Expenses	0.72%[g,h]	0.72%	0.72%[g]	0.72%	0.72%[h]
Net investment income.	1.38%	2.08%	1.95%	2.53%[d]	1.82%

Supplemental data
Net assets, end of period (000’s)	$53,753	$50,487	$51,733	$55,175	$24,306
Portfolio turnover rate	14.73%	21.62%	15.73%	18.56%	17.57%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON WORLD FUND
FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.46	$16.50	$20.18	$18.01	$15.07	$14.22
Income from investment operations[a]:
Net investment income[b]	0.10	0.30	0.33	0.48 [c]	0.30	0.33
Net realized and unrealized gains (losses)	1.89	(0.17)	(2.35)	2.75	3.36	0.84
Total from investment operations	1.99	0.13	(2.02)	3.23	3.66	1.17
Less distributions from:
Net investment income.	(0.61)	(0.32)	(0.57)	(0.23)	(0.47)	(0.32)
Net realized gains	(0.44)	(0.85)	(1.09)	(0.83)	(0.25)	—
Total distributions	(1.05)	(1.17)	(1.66)	(1.06)	(0.72)	(0.32)
Net asset value, end of period	$16.40	$15.46	$16.50	$20.18	$18.01	$15.07

Total return[d]	13.08%	1.12%	(10.38)%	18.29%	24.97%	8.51%

Ratios to average net assets[e]
Expenses.	0.81%[f,g]	0.82%[f]	0.81%[f]	0.80%	0.81%[g]	0.84%
Net investment income	1.29%	1.98%	1.86%	2.45%[c]	1.73%	2.24%

Supplemental data
Net assets, end of period (000’s)	$143,543	$113,455	$181,661	$273,478	$216,767	$232,104
Portfolio turnover rate	14.73%	21.62%	15.73%	18.56%	17.57%	18.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND

Statement of Investments, February 28, 2017 (unaudited)
	Industry	Shares	Value

Common Stocks 96.8%
Canada 1.9%
Barrick Gold Corp	Metals & Mining	1,223,040	$22,724,084
Silver Wheaton Corp	Metals & Mining	1,489,930	28,959,045
Suncor Energy Inc	Oil, Gas & Consumable Fuels	1,157,014	35,944,800
			87,627,929
China 4.1%
[a] Baidu Inc., ADR	Internet Software & Services	265,820	46,287,237
China Life Insurance Co. Ltd., H	Insurance	11,080,000	33,755,467
China Mobile Ltd	Wireless Telecommunication Services	2,135,000	23,542,081
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	65,743,000	30,911,180
[a] GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	207,148,000	28,285,237
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	34,333,100	29,853,139
			192,634,341
France 4.5%
AXA SA	Insurance	1,649,890	38,877,820
BNP Paribas SA	Banks	961,810	56,105,311
Sanofi	Pharmaceuticals	949,780	81,733,573
Total SA, B	Oil, Gas & Consumable Fuels	692,090	34,454,734
			211,171,438
Germany 5.7%
Deutsche Lufthansa AG	Airlines	5,959,200	87,204,086
[a] innogy SE	Multi-Utilities	1,347,900	48,348,618
Merck KGaA	Pharmaceuticals	419,790	45,817,144
Metro AG	Food & Staples Retailing	841,681	26,062,901
Siemens AG	Industrial Conglomerates	450,690	58,560,258
			265,993,007
Hong Kong 0.0%†
Value Partners Group Ltd	Capital Markets	2,109,900	2,133,559
India 0.3%
Hero Motocorp Ltd	Automobiles	259,190	12,189,796
Ireland 0.9%
CRH PLC	Construction Materials	1,229,746	41,462,553
Israel 2.0%
Teva Pharmaceutical Industries Ltd., ADR.	Pharmaceuticals	2,639,604	92,438,932
Italy 1.7%
Eni SpA	Oil, Gas & Consumable Fuels	5,225,004	80,274,930
Japan 4.8%
Nissan Motor Co. Ltd	Automobiles	8,499,390	83,450,889
Panasonic Corp	Household Durables	4,532,240	49,609,409
Ryohin Keikaku Co. Ltd	Multiline Retail	64,960	13,696,125
SoftBank Group Corp	Wireless Telecommunication Services	1,035,440	76,864,035
			223,620,458
Netherlands 3.3%
Aegon NV	Insurance	8,192,762	43,499,843
Akzo Nobel NV	Chemicals	281,760	18,874,626
ING Groep NV	Banks	3,286,262	45,255,675
QIAGEN NV	Life Sciences Tools & Services	967,935	27,550,226
SBM Offshore NV	Energy Equipment & Services	1,306,962	20,072,742
			155,253,112
Norway 0.9%
Telenor ASA	Diversified Telecommunication Services	2,656,020	43,272,503

franklintempleton.com

Semiannual Report 17

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Portugal 0.8%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	2,427,350	$35,674,783
Russia 0.3%
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	773,066	12,334,268
Singapore 2.2%
DBS Group Holdings Ltd	Banks	3,301,396	44,073,519
Singapore Telecommunications Ltd	Diversified Telecommunication Services	21,795,051	61,206,344
			105,279,863
South Korea 7.4%
[b] Hana Financial Group Inc	Banks	1,857,147	57,734,122
Hyundai Motor Co	Automobiles	559,046	73,708,215
KB Financial Group Inc	Banks	1,876,166	77,601,705
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	81,616	138,342,573
			347,386,615
Spain 0.5%
Telefonica SA	Diversified Telecommunication Services	2,408,106	24,585,815
Sweden 1.0%
Ericsson, B	Communications Equipment	7,473,150	48,579,837
Switzerland 3.5%
ABB Ltd	Electrical Equipment	1,244,840	28,126,662
Credit Suisse Group AG	Capital Markets	3,034,277	45,715,575
Roche Holding AG	Pharmaceuticals	324,842	79,050,109
UBS Group AG	Capital Markets	792,200	12,187,693
			165,080,039
Thailand 0.4%
Bangkok Bank PCL, fgn	Banks	3,177,550	17,567,091
Turkey 0.0%†
[a] Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	614,862	2,006,637
United Kingdom 14.2%
Aberdeen Asset Management PLC.	Capital Markets	978,000	3,352,224
Aviva PLC	Insurance	8,118,486	50,119,125
BAE Systems PLC	Aerospace & Defense	8,784,709	68,606,777
Barclays PLC.	Banks	19,312,022	54,224,436
BP PLC.	Oil, Gas & Consumable Fuels	12,943,416	72,773,484
Carillion PLC	Construction & Engineering	5,841,290	15,858,130
HSBC Holdings PLC.	Banks	7,560,090	60,589,111
Kingfisher PLC.	Specialty Retail	8,447,399	34,473,226
Man Group PLC	Capital Markets	1,958,185	3,553,807
Petrofac Ltd	Energy Equipment & Services	2,175,180	24,038,958
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	4,030,717	108,602,804
Sky PLC	Media	4,953,344	61,250,619
[a] Standard Chartered PLC.	Banks	5,509,596	49,339,708
[a] Tesco PLC.	Food & Staples Retailing	9,124,952	21,311,331
Vodafone Group PLC	Wireless Telecommunication Services	15,876,979	39,737,750
			667,831,490
United States 36.4%
Allergan PLC	Pharmaceuticals	339,190	83,040,496
Ally Financial Inc	Consumer Finance	793,660	17,849,413
[a] Alphabet Inc., A	Internet Software & Services	76,390	64,544,203
American International Group Inc	Insurance	1,180,295	75,444,456
AmerisourceBergen Corp	Health Care Providers & Services	306,350	28,034,088
Amgen Inc	Biotechnology	754,830	133,250,140

18 Semiannual Report

franklintempleton.com

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
United States (continued)
Apache Corp	Oil, Gas & Consumable Fuels	692,430	$36,414,894
Apple Inc	Technology Hardware, Storage & Peripherals	547,520	75,004,765
Capital One Financial Corp	Consumer Finance	626,450	58,798,597
Cardinal Health Inc	Health Care Providers & Services	325,710	26,503,023
[a] Celgene Corp	Biotechnology	108,980	13,460,120
Cisco Systems Inc	Communications Equipment	682,362	23,323,133
Citigroup Inc	Banks	1,853,890	110,881,161
Comcast Corp., A.	Media	1,999,758	74,830,944
ConocoPhillips.	Oil, Gas & Consumable Fuels	933,840	44,422,769
Devon Energy Corp	Oil, Gas & Consumable Fuels	566,710	24,572,545
Eli Lilly & Co	Pharmaceuticals	651,970	53,989,636
[a] First Solar Inc	Semiconductors & Semiconductor Equipment	891,120	32,249,633
Gilead Sciences Inc	Biotechnology	955,550	67,347,164
Halliburton Co	Energy Equipment & Services	734,200	39,250,332
Hewlett Packard Enterprise Co	Technology Hardware, Storage & Peripherals	1,225,530	27,966,594
JPMorgan Chase & Co	Banks	940,074	85,189,506
[a] Knowles Corp	Electronic Equipment, Instruments
	& Components	2,785,470	52,728,947
Medtronic PLC	Health Care Equipment & Supplies	516,690	41,805,388
Microsoft Corp	Software	1,520,950	97,310,381
[a] Navistar International Corp	Machinery	1,933,970	52,275,209
[a] NetScout Systems Inc	Communications Equipment	283,574	10,478,059
Oracle Corp	Software	2,875,991	122,488,457
SunTrust Banks Inc	Banks	1,225,220	72,888,338
Tiffany & Co	Specialty Retail	300,833	27,637,528
Twenty-First Century Fox Inc., A	Media	1,247,052	37,311,796
			1,711,291,715
Total Common Stocks
(Cost $3,805,204,809)			4,545,690,711

		Principal
		Amount

Corporate Bonds (Cost $45,936,515) 1.1%
United States 1.1%
[c] Chesapeake Energy Corp., secured note, second lien,
144A, 8.00%, 12/15/22	Oil, Gas & Consumable Fuels	$48,948,000	51,946,065
Mortgage-Backed Securities (Cost
$516,191) 0.0%†
United States 0.0%†
FHLMC, 5.50%, 12/01/35		523,720	581,840
Total Investments before Short Term
Investments (Cost $3,851,657,515)			4,598,218,616

franklintempleton.com

Semiannual Report 19

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal
	Amount	Value
Short Term Investments 2.8%
Time Deposits 2.8%
United States 2.8%
Bank of Montreal, 0.55%, 3/01/17	$15,000,000	$15,000,000
National Australia Bank Ltd, 0.54%, 3/01/17	80,000,000	80,000,000
Royal Bank of Canada, 0.55%, 3/01/17	35,800,000	35,800,000
Total Time Deposits (Cost $130,800,000)		130,800,000
Total Investments (Cost $3,982,457,515)
100.7%		4,729,018,616
Other Assets, less Liabilities (0.7)%		(31,866,508)
Net Assets 100.0%		$4,697,152,108

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2017, the value of this security was $57,734,122, representing
1.2% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

At February 28, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency		Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
British Pound		BOFA	Buy	3,275,070	$4,080,452	4/07/17	$—	$(16,448)
British Pound		BOFA	Sell	108,323,370	132,865,113	4/07/17	—	(1,552,367)
British Pound		GSCO	Buy	3,275,070	4,080,426	4/07/17	—	(16,422)
British Pound		GSCO	Sell	108,319,354	132,876,435	4/07/17	—	(1,536,061)
British Pound		HSBK	Buy	3,275,070	4,080,377	4/07/17	—	(16,373)
British Pound		HSBK	Sell	108,299,232	132,854,025	4/07/17	—	(1,533,502)
British Pound		MSCO	Buy	3,275,070	4,080,349	4/07/17	—	(16,345)
British Pound		MSCO	Sell	108,300,736	132,844,802	4/07/17	—	(1,544,591)
British Pound		UBSW	Buy	3,275,070	4,080,410	4/07/17	—	(16,405)
British Pound		UBSW	Sell	108,298,974	132,848,185	4/07/17	—	(1,539,021)
Canadian Dollar		BOFA	Buy	305,160	229,057	4/07/17	286	—
Canadian Dollar		BOFA	Sell	4,676,794	3,568,717	4/07/17	53,877	—
Canadian Dollar		BOFA	Sell	12,132,928	9,054,018	4/07/17	—	(64,467)
Canadian Dollar		GSCO	Buy	305,160	229,211	4/07/17	132	—
Canadian Dollar		GSCO	Sell	4,676,713	3,568,717	4/07/17	53,939	—
Canadian Dollar		GSCO	Sell	12,134,754	9,056,192	4/07/17	—	(63,666)
Canadian Dollar		HSBK	Buy	305,160	229,214	4/07/17	128	—
Canadian Dollar		HSBK	Sell	4,676,764	3,568,717	4/07/17	53,902	—
Canadian Dollar		HSBK	Sell	12,133,152	9,055,078	4/07/17	—	(63,576)
Canadian Dollar		MSCO	Buy	305,160	229,207	4/07/17	135	—
Canadian Dollar		MSCO	Sell	4,676,624	3,568,717	4/07/17	54,007	—
Canadian Dollar		MSCO	Sell	12,132,872	9,055,646	4/07/17	—	(62,797)
Canadian Dollar		UBSW	Buy	305,160	229,181	4/07/17	161	—
Canadian Dollar		UBSW	Sell	4,676,156	3,568,717	4/07/17	54,357	—

20	Semiannual Report						franklintempleton.com

TEMPLETON WORLD FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Canadian Dollar	UBSW	Sell	12,132,748	$9,054,628	4/07/17	$—	$(63,723)
Euro	BOFA	Buy	9,823,936	10,486,982	4/07/17	—	(73,101)
Euro	BOFA	Sell	159,500,101	166,353,821	4/07/17	—	(2,724,527)
Euro	GSCO	Buy	9,823,936	10,486,904	4/07/17	—	(73,025)
Euro	GSCO	Sell	159,514,509	166,405,535	4/07/17	—	(2,688,085)
Euro	HSBK	Buy	9,823,936	10,486,897	4/07/17	—	(73,017)
Euro	HSBK	Sell	159,495,305	166,385,502	4/07/17	—	(2,687,762)
Euro	MSCO	Buy	9,823,936	10,486,598	4/07/17	—	(72,719)
Euro	MSCO	Sell	159,491,824	166,365,618	4/07/17	—	(2,703,955)
Euro	UBSW	Buy	9,823,936	10,485,944	4/07/17	—	(72,063)
Euro	UBSW	Sell	159,493,495	166,370,855	4/07/17	—	(2,700,491)
Hong Kong Dollar	BOFA	Sell	211,728,164	27,308,267	4/07/17	19,583	—
Hong Kong Dollar	GSCO	Sell	211,721,837	27,306,311	4/07/17	18,443	—
Hong Kong Dollar	HSBK	Sell	211,717,897	27,307,129	4/07/17	19,768	—
Hong Kong Dollar	MSCO	Sell	211,729,963	27,311,064	4/07/17	22,148	—
Hong Kong Dollar	UBSW	Sell	211,717,983	27,304,991	4/07/17	17,620	—
Japanese Yen	BOFA	Buy	117,998,059	1,009,969	4/07/17	39,358	—
Japanese Yen	BOFA	Sell	5,175,749,040	44,198,558	4/07/17	—	(1,828,099)
Japanese Yen	GSCO	Buy	117,998,059	1,009,998	4/07/17	39,330	—
Japanese Yen	GSCO	Sell	5,175,966,405	44,203,554	4/07/17	—	(1,825,035)
Japanese Yen	HSBK	Buy	117,998,059	1,009,998	4/07/17	39,330	—
Japanese Yen	HSBK	Sell	5,175,613,450	44,201,500	4/07/17	—	(1,823,950)
Japanese Yen	MSCO	Buy	117,998,059	1,009,955	4/07/17	39,373	—
Japanese Yen	MSCO	Sell	5,175,468,559	44,203,407	4/07/17	—	(1,820,754)
Japanese Yen	UBSW	Buy	117,998,059	1,009,980	4/07/17	39,348	—
Japanese Yen	UBSW	Sell	5,175,313,246	44,198,737	4/07/17	—	(1,824,044)
Norwegian Krone	BOFA	Buy	2,259,069	267,496	4/07/17	1,838	—
Norwegian Krone	BOFA	Sell	70,899,044	8,200,350	4/07/17	—	(252,461)
Norwegian Krone	GSCO	Buy	2,259,069	267,497	4/07/17	1,836	—
Norwegian Krone	GSCO	Sell	70,919,237	8,202,916	4/07/17	—	(252,303)
Norwegian Krone	HSBK	Buy	2,259,069	267,494	4/07/17	1,839	—
Norwegian Krone	HSBK	Sell	70,900,617	8,200,688	4/07/17	—	(252,311)
Norwegian Krone	MSCO	Buy	2,259,069	267,497	4/07/17	1,837	—
Norwegian Krone	MSCO	Sell	70,893,740	8,200,482	4/07/17	—	(251,697)
Norwegian Krone	UBSW	Buy	2,259,069	267,380	4/07/17	1,954	—
Norwegian Krone	UBSW	Sell	70,898,183	8,200,161	4/07/17	—	(252,547)
Singapore Dollar	BOFA	Sell	26,859,895	18,591,184	4/07/17	—	(558,189)
Singapore Dollar	GSCO	Sell	26,863,835	18,593,086	4/07/17	—	(559,098)
Singapore Dollar	HSBK	Sell	26,856,902	18,591,456	4/07/17	—	(555,784)
Singapore Dollar	MSCO	Sell	26,861,127	18,596,295	4/07/17	—	(553,957)
Singapore Dollar	UBSW	Sell	26,860,502	18,592,196	4/07/17	—	(557,611)
Swedish Krona	BOFA	Sell	8,701,403	969,698	4/07/17	4,922	—
Swedish Krona	BOFA	Sell	75,214,223	8,239,218	4/07/17	—	(100,230)
Swedish Krona	GSCO	Sell	8,701,197	969,698	4/07/17	4,944	—
Swedish Krona	GSCO	Sell	75,224,245	8,240,502	4/07/17	—	(100,058)
Swedish Krona	HSBK	Sell	8,701,440	969,698	4/07/17	4,918	—
Swedish Krona	HSBK	Sell	75,315,723	8,250,613	4/07/17	—	(100,089)
Swedish Krona	MSCO	Sell	8,698,695	969,698	4/07/17	5,222	—
Swedish Krona	MSCO	Sell	75,209,614	8,239,313	4/07/17	—	(99,624)

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Semiannual Report 21

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Swedish Krona	UBSW	Sell	8,698,949	$969,698	4/07/17	$5,194	$—
Swedish Krona	UBSW	Sell	75,207,168	8,238,360	4/07/17	—	(100,306)
Swiss Franc	BOFA	Sell	31,222,273	30,507,185	4/07/17	—	(616,294)
Swiss Franc	GSCO	Sell	31,240,661	30,530,819	4/07/17	—	(610,989)
Swiss Franc	HSBK	Sell	31,217,189	30,507,403	4/07/17	—	(611,007)
Swiss Franc	MSCO	Sell	31,216,964	30,509,492	4/07/17	—	(608,695)
Swiss Franc	UBSW	Sell	31,223,250	30,512,015	4/07/17	—	(612,438)
Thailand Baht	BOFA	Buy	2,519,785	72,006	4/07/17	147	—
Thailand Baht	BOFA	Sell	118,144,314	3,333,020	4/07/17	—	(49,971)
Thailand Baht	GSCO	Buy	2,519,785	72,062	4/07/17	91	—
Thailand Baht	GSCO	Sell	118,179,704	3,336,319	4/07/17	—	(47,685)
Thailand Baht	HSBK	Buy	2,519,785	72,025	4/07/17	128	—
Thailand Baht	HSBK	Sell	118,122,417	3,332,419	4/07/17	—	(49,946)
Thailand Baht	MSCO	Buy	2,519,785	72,039	4/07/17	113	—
Thailand Baht	MSCO	Sell	118,100,159	3,335,298	4/07/17	—	(46,429)
Thailand Baht	UBSW	Buy	2,519,785	72,019	4/07/17	134	—
Thailand Baht	UBSW	Sell	118,152,532	3,333,127	4/07/17	—	(50,100)
South Korean Won	BOFA	Sell	87,023,249,259	72,233,450	4/10/17	—	(4,481,147)
South Korean Won	GSCO	Sell	76,671,084,746	63,364,533	4/10/17	—	(4,224,203)
South Korean Won	HSBK	Sell	74,456,524,674	61,549,578	4/10/17	—	(4,086,931)
South Korean Won	MSCO	Sell	68,927,090,828	56,995,626	4/10/17	—	(3,766,458)
South Korean Won	UBSW	Sell	78,593,280,793	64,974,604	4/10/17	—	(4,308,627)
Total Forward Exchange Contracts						$600,342	$(59,813,576)
Net unrealized appreciation (depreciation)							$(59,213,234)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 37.

22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND

Financial Statements

Statement of Assets and Liabilities
February 28, 2017 (unaudited)

Assets:
Investments in securities:
Cost	$3,982,457,515
Value.	$4,729,018,616
Cash.	75,003
Receivables:
Investment securities sold	3,716,451
Capital shares sold	1,142,149
Dividends and interest	17,859,621
European Union tax reclaims	244,039
Due from brokers	26,745,000
Unrealized appreciation on OTC forward exchange contracts	600,342
Total assets	4,779,401,221
Liabilities:
Payables:
Investment securities purchased	11,593,400
Capital shares redeemed	6,171,969
Management fees	2,497,465
Distribution fees	956,382
Transfer agent fees	798,350
Unrealized depreciation on OTC forward exchange contracts	59,813,576
Deferred tax.	108,420
Accrued expenses and other liabilities.	309,551
Total liabilities	82,249,113
Net assets, at value	$4,697,152,108
Net assets consist of:
Paid-in capital	$3,891,557,263
Distributions in excess of net investment income	(69,463,538)
Net unrealized appreciation (depreciation)	687,052,941
Accumulated net realized gain (loss)	188,005,442
Net assets, at value	$4,697,152,108

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
February 28, 2017 (unaudited)

Class A:
Net assets, at value	$4,340,064,572
Shares outstanding.	264,044,747
Net asset value per share[a]	$16.44
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.44
Class C:
Net assets, at value	$159,791,439
Shares outstanding.	10,121,998
Net asset value and maximum offering price per share[a]	$15.79
Class R6:
Net assets, at value	$53,753,064
Shares outstanding.	3,279,832
Net asset value and maximum offering price per share	$16.39
Advisor Class:
Net assets, at value	$143,543,033
Shares outstanding.	8,750,340
Net asset value and maximum offering price per share	$16.40

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2017 (unaudited)

Investment income:
Dividends (net of foreign taxes of $2,904,695)	$45,370,033
Interest.	2,485,338
Income from securities loaned (net of fees and rebates)	49,474
Total investment income	47,904,845
Expenses:
Management fees (Note 3a)	15,806,203
Distribution fees: (Note 3c)
Class A.	5,288,763
Class C	785,134
Transfer agent fees: (Note 3e)
Class A.	1,981,971
Class C	73,553
Class R6.	298
Advisor Class	54,135
Custodian fees (Note 4)	185,968
Reports to shareholders	125,791
Registration and filing fees	84,919
Professional fees	71,904
Trustees’ fees and expenses	53,340
Other	47,848
Total expenses	24,559,827
Expense reductions (Note 4)	(25,541)
Expenses waived/paid by affiliates (Note 3f)	(19,337)
Net expenses	24,514,949
Net investment income	23,389,896
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	64,630,781
Foreign currency transactions	184,152,843
Net realized gain (loss)	248,783,624
Net change in unrealized appreciation (depreciation) on:
Investments.	352,818,344
Translation of other assets and liabilities
denominated in foreign currencies	(63,701,832)
Change in deferred taxes on unrealized appreciation	240,696
Net change in unrealized appreciation (depreciation)	289,357,208
Net realized and unrealized gain (loss)	538,140,832
Net increase (decrease) in net assets resulting from operations	$561,530,728

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 25

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(unaudited)	August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$23,389,896	$80,696,962
Net realized gain (loss)	248,783,624	96,550,231
Net change in unrealized appreciation (depreciation)	289,357,208	(165,967,846)
Net increase (decrease) in net assets resulting from operations	561,530,728	11,279,347
Distributions to shareholders from:
Net investment income:
Class A	(147,912,448)	(78,904,402)
Class C	(4,531,149)	(1,757,625)
Class R6	(2,005,405)	(1,218,271)
Advisor Class	(4,323,569)	(3,143,320)
Net realized gains:
Class A	(113,474,406)	(239,210,508)
Class C	(4,385,827)	(9,900,781)
Class R6	(1,402,508)	(3,029,263)
Advisor Class	(3,107,234)	(8,297,152)
Total distributions to shareholders	(281,142,546)	(345,461,322)
Capital share transactions: (Note 2)
Class A	(116,078,775)	(291,880,126)
Class C	(8,163,036)	(22,152,482)
Class R6	217,181	2,797,020
Advisor Class	23,202,891	(55,491,363)
Total capital share transactions	(100,821,739)	(366,726,951)
Net increase (decrease) in net assets	179,566,443	(700,908,926)
Net assets:
Beginning of period	4,517,585,665	5,218,494,591
End of period	$4,697,152,108	$4,517,585,665
Undistributed net investment income included in net assets:
End of period	$—	$65,919,137
Distributions in excess of net investment income included in net assets:
End of period	$(69,463,538)	$—

26 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton World Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

franklintempleton.com

Semiannual Report 27

TEMPLETON WORLD FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to

28 Semiannual Report

franklintempleton.com

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 28, 2017, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These

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TEMPLETON WORLD FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes (continued)

additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At February 28, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	6,833,761	$109,773,466	15,746,050	$237,500,474
Shares issued in reinvestment of distributions	15,184,319	242,645,414	19,777,634	293,104,638
Shares redeemed	(29,159,091)	(468,497,655)	(54,604,457)	(822,485,238)
Net increase (decrease)	(7,141,011)	$(116,078,775)	(19,080,773)	$(291,880,126)
Class C Shares:
Shares sold	286,180	$4,411,085	633,456	$9,054,922
Shares issued in reinvestment of distributions	511,414	7,860,439	721,847	10,315,198
Shares redeemed	(1,330,219)	(20,434,560)	(2,886,284)	(41,522,602)
Net increase (decrease)	(532,625)	$(8,163,036)	(1,530,981)	$(22,152,482)
Class R6 Shares:
Shares sold	276,328	$4,423,950	974,859	$15,442,986
Shares issued in reinvestment of distributions	125,473	1,997,530	175,845	2,597,235
Shares redeemed	(388,989)	(6,204,299)	(1,019,057)	(15,243,201)
Net increase (decrease)	12,812	$217,181	131,647	$2,797,020
Advisor Class Shares:
Shares sold	4,098,974	$65,861,730	3,300,076	$50,272,800
Shares issued in reinvestment of distributions	368,053	5,866,759	542,623	8,019,966
Shares redeemed	(3,055,720)	(48,525,598)	(7,513,230)	(113,784,129)
Net increase (decrease)	1,411,307	$23,202,891	(3,670,531)	$(55,491,363)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officer and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the period ended February 28, 2017, the annualized effective investment management fee rate, was 0.693% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$62,563
CDSC retained	$6,227

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2017, the Fund paid transfer agent fees of $2,109,957, of which $1,013,039 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2017, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio,0.17%	14,993,600	39,987,503	(54,981,103)	—	$—	$—	$—	—

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2017. There were no Class R6 transfer agent fees waived during the period ended February 28, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2016, the Fund had capital loss carryforwards of $824,239a expiring in 2017.

aCapital loss carryforwards were from merged Templeton Global Long-Short Fund, which may be carried over to offset future gains, subject to limitations.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes (continued)

At February 28, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$3,990,634,696

Unrealized appreciation	$1,046,228,745
Unrealized depreciation	(307,844,825)
Net unrealized appreciation (depreciation)	$738,383,920

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, wash sales and foreign tax reclaims.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2017, aggregated $648,918,407 and $919,604,362, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At February 28, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC	$600,342	Unrealized depreciation on OTC	$59,813,576
	forward exchange contracts		forward exchange contracts

For the period ended February 28, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative
Contracts					Net Change in
Not Accounted for					Unrealized
as		Net Realized			Appreciation
Hedging	Statement of	Gain (Loss) for		Statement of	(Depreciation)
Instruments	Operations Locations	the Period		Operations Locations	for the Period

	Net realized gain (loss) from:			Net change in unrealized
appreciation (depreciation) on:
Foreign exchange	Foreign currency transactions	$184,276,874	[a]	Translation of other assets and	$(63,644,154)[a]
contracts				liabilities denominated in foreign currencies

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended February 28, 2017, the average month end fair value of derivatives represented 2.19% of average month end net assets. The average month end number of open derivatives contracts for the period was 186.

At February 28, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

Gross and Net Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$600,342	$59,813,576

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At February 28, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BOFA	$120,012	$(120,012)	$—	$—	$—
GSCO	118,716	(118,716)	—	—	—
HSBK	120,010	(120,010)	—	—	—
MSCO	122,835	(122,835)	—	—	—
UBSW	118,769	(118,769)	—	—	—
Total	$600,342	$(600,342)	$—	$—	$—

At February 28, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$12,317,300	$(120,012)	$—	$(12,197,288)	$—
GSCO	11,996,629	(118,716)	—	—	11,877,913
HSBK	11,854,248	(120,010)	—	—	11,734,238
MSCO	11,548,022	(122,835)	—	(11,425,187)	—
UBSW	12,097,377	(118,769)	—	—	11,978,608
Total	$59,813,576	$(600,342)	$—	$(23,622,475)	$35,590,759

[a]In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 37.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$4,545,690,711	$—	$—	$4,545,690,711
Corporate Bonds	—	51,946,065	—	51,946,065
Mortgage-Backed Securities	—	581,840	—	581,840
Short Term Investments	—	130,800,000	—	130,800,000
Total Investments in Securities	$4,545,690,711	$183,327,905	$—	$4,729,018,616

Other Financial Instruments:
Forward Exchange Contracts	$—	$600,342	$—	$600,342

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$59,813,576	$—	$59,813,576

[a]Includes common stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio
BOFA	Bank of America Corp.	ADR	American Depositary Receipt
GSCO	Goldman Sachs Group, Inc.	FHLMC	Federal Home Loan Mortgage Corp.
HSBK	HSBC Bank PLC
MSCO	Morgan Stanley and Co., Inc.
UBSW	UBS AG

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TEMPLETON FUNDS TEMPLETON WORLD FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton World Fund

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	102 S 04/17

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter

February 28, 2017

Templeton Foreign Fund

A SERIES OF TEMPLETON FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Semiannual Report

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Semiannual Report

Templeton Foreign Fund

We are pleased to bring you Templeton Foreign Fund’s semiannual report for the period ended February 28, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in "foreign securities," as described in the prospectus. These securities are predominantly equity securities of companies located outside the U.S., including developing markets.

Performance Overview

The Fund’s Class A shares delivered a +7.82% cumulative total return for the six months under review. In comparison, the Fund’s new benchmark, the MSCI All Country World Index (ACWI) ex USA, which measures stock performance in global developed and emerging markets excluding the U.S., generated a +5.29% total return, while the Fund’s prior benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global equity performance in developed countries excluding the U.S. and Canada, posted a +5.01% total return.1 We believe the new benchmark’s composition more accurately reflects the Fund’s holdings. For the 10-year period ended February 28, 2017, the Fund’s Class A shares generated a +29.85% cumulative total return, compared with the MSCI ACWI ex USA’s +19.98% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy in general expanded during the six months under review, aided by accommodative monetary policies of various central banks. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI. Further supporting global markets were an improvement in industrial commodity prices, upbeat economic data across regions, encouraging corporate earnings reports and investor optimism about U.S. President Donald Trump’s pro-growth policies and his executive order to scale back regulations on the financial industry. In addition, hopes of tax reforms under the Trump administration and his business-friendly policy shifts, an upbeat assessment of the U.S. economy by U.S. Federal Reserve (Fed) Chair Janet Yellen, and a deal by major oil producing countries to curb oil production supported global equity markets. However, investors expressed concerns about the terms of the U.K.’s exit from the European Union and President Trump’s protectionist policies and his executive order banning entry from several Muslim-majority countries. Other headwinds included

1. Source: Morningstar. As of 2/28/17, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +2.65%, compared with the MSCI
ACWI ex USA’s 10-year average annual total return of +1.84%.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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TEMPLETON FOREIGN FUND

uncertainty about the Fed’s timing for raising interest rates, the health of European banks, concern surrounding elections in Europe, particularly in France, and investor caution ahead of Donald Trump’s congressional address.

The U.S. economy continued to grow in 2016’s fourth quarter, though at a slower pace compared to the third quarter. Strength in consumer spending, private inventory investment, residential and non-residential fixed investment, and state and local government spending was partially offset by declines in net exports and federal government spending. The manufacturing sector generally expanded, and the services sector continued to grow. The unemployment rate decreased slightly from 4.9% in August 2016 to 4.7% at period-end.2 Inflation increased during the period, as measured by the Consumer Price Index. At its December meeting, the Fed raised its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited improved labor market conditions and higher inflation. The minutes of its February meeting indicated that the Fed might find it appropriate to hike interest rates again “fairly soon.”

In Europe, the U.K.’s economy grew at a faster rate in the fourth quarter of 2016 than in the third quarter, supported by growth in services. The eurozone’s economic growth held steady in the fourth quarter from the third quarter, while the region’s annual inflation rate rose to its highest level in four years. At its December meeting, the European Central Bank (ECB) extended the continuation of its monthly asset purchases from March to December 2017, but it planned to scale back the purchase amount beginning in April. In January, the ECB kept its key policy rates unchanged and retained its monthly asset purchases, indicating it could increase the program in size and duration if needed.

In Asia, Japan’s quarterly gross domestic product (GDP) grew more slowly in 2016’s fourth quarter compared with the third quarter, mainly due to declines in public investment. At its September meeting, the Bank of Japan overhauled its monetary stimulus program to adjust Japanese government bond purchases, with the aim of keeping the 10-year rate for such bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession, and the country’s central bank cut its benchmark interest rate in October and November 2016 and in January and February 2017 to spur economic growth. The Bank of Russia reduced its key interest rates in September 2016 to try to revive its economy. China’s economy grew at a faster-than-expected rate in 2016’s fourth quarter over 2015’s fourth quarter, driven by consumer spending and a property market supported by robust bank lending. The People’s Bank of China (PBOC) devalued its currency against the U.S. dollar during the period. In February 2017, the PBOC increased its short-term lending rates. In India, economic growth declined from October through December 2016. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund delivered solid absolute gains and outperformed its benchmark, the MSCI ACWI ex USA, during the semiannual review period ended February 28, 2017. Additionally, the Fund outperformed its benchmark on a trailing 12-month period. Outperformance during the semiannual review period was broad-based, with all major regional allocations and the majority of sector positions delivering gains in excess of the benchmark. Encouragingly, the Fund benefited largely from stock selection as higher interest rates and improving global economic growth prospects led to a more discerning trading environment, aiding bottom-up investors capable of identifying value at the individual security level. After a prolonged period of low growth and low interest rates, financial conditions began to normalize somewhat during the six months under review as improving growth expectations under a new U.S. presidential administration allowed Fed policymakers to continue cautiously raising interest rates. While such conditions affected international markets in varying ways, the broader reflationary signals emanating from the world’s largest economy proved generally supportive.

Within equity markets, cyclical sectors, which tend to perform strongly when economic prospects improve—such as

2. Source: Bureau of Labor Statistics.

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financials, materials and information technology (IT)—outperformed those with more defensive characteristics—such as consumer staples, telecommunication services and utilities—which lagged the market rally. At Templeton, we have long been finding the best opportunities among cyclical sectors, where valuations became exceedingly depressed amid market concerns about slow economic growth and rising political uncertainty. Sir John Templeton once described his bargain-hunting approach as “search[ing] for areas that are unpopular,” and indeed the out-of-favor economically cyclical sectors have become a fertile hunting ground for patient value investors in recent years.

We have contended over the last 18 months that the gap in valuations and performance between cyclical value stocks and defensive quality stocks had become significant, creating historically compelling opportunities for disciplined value investors. We were encouraged to see our conviction vindicated as the anticipated value rally materialized over the course of the past year. Value stocks have risen strongly, and while the rally may encounter periodic headwinds and setbacks, value cycles have historically lasted several years on average, keeping us constructive on the long-term prospects for value as an investment style. Critically, we continue to find compelling investment opportunities among businesses with long-term fundamentals that we believe are being undervalued by a short-term-oriented market. This ability to apply our extensive market experience, industry expertise and valuation discipline to find opportunities beyond the investment horizon of most market participants is the foundation of the Fund’s solid long-term track record, which we believe will continue to serve our clients in good stead going forward. It is also a key benefit of active management, and a discipline that is not replicable in passive funds that track an index. Even passive funds that automatically select investments by factor criteria, such as valuation, are unable to replicate this process because the fundamentals used in screening such investments are backward-looking. The market already knows last quarter’s earnings and what it is willing to pay for them, and it thinks it has a pretty good idea of next quarter’s earnings also. However, it takes no coherent view of earnings, asset values or cash-flow-generating ability over a five-year or longer horizon. Leo Tolstoy once wrote that “the two most powerful warriors are patience and time.” In a market that has become more efficient in the short-term, the virtues of patience and time allow us to arbitrage this “horizon of inefficiency” where we

Top 10 Sectors/Industries
2/28/17
% of Total
Net Assets
Banks	13.6%
Pharmaceuticals	9.8%
Oil, Gas & Consumable Fuels	9.8%
Energy Equipment & Services	6.0%
Technology Hardware, Storage & Peripherals	5.2%
Metals & Mining	5.2%
Insurance	4.8%
Capital Markets	4.0%
Automobiles	3.9%
Wireless Telecommunication Services	3.7%

believe the most significant mispricings—and therefore opportunities—exist.

Turning to the Fund’s portfolio, energy was a top performer, buoyed by stock selection and a large overweighting in the resurgent sector.3 Multinational oilfield services firm Halliburton4 and Canadian drilling-rig contractor Precision Drilling were among the sector’s top contributors, as they benefited from rising expectations for services spending in a higher oil price environment.5 We have now seen the most anticipatory parts of the energy sector—namely, the early-cycle oilfield services firms and exploration and production (E&P) companies—outperform the integrated oil producers and the market more broadly. This is particularly the case in North America, one of the world’s higher cost oil producers and the region that has benefited most strongly from the supply cuts by the Organization of the Petroleum Exporting Countries (OPEC), as well as from the election of a U.S. administration expected to have a light environmental regulatory touch. Our current strategy, therefore, involves selectively eliminating or reducing exposures to some of the earlier cycle energy stocks with fuller valuations and rotating into opportunities among global oil majors we feel are more modestly valued, as well as a few E&P and service providers outside of North America. The net result is a slightly lower energy allocation in early 2017 than we had during most of 2016, though the broader overweighting remains and is consistent with our expectation for higher oil prices given the vast reductions in industry capital expenditures, a significant decline in the U.S. rig count and OPEC’s recent agreement to curtail a larger-than-expected amount of production.

3. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.
4. Not held at period-end.
5. Not part of the index.

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Stock selection and a modest overweighting in financials also contributed to relative performance during the period.6 The sector delivered half of the Fund’s top contributors, led by South Korean lenders KB Financial Group and Hana Financial Group. Both banks delivered strong earnings attributable to a combination of company-specific factors and the more general belief among many market participants that interest rates and net interest margins in South Korea had bottomed. A number of European holdings also bolstered the financials sector’s outperformance, notably Dutch insurer Aegon. Its shares rallied strongly after company management reported a return to profitability, helped by investment gains. Key to our investment thesis is Aegon’s gearing to the interest-rate cycle in the U.S., which seems to us furthest along in the nascent interest-rate normalization process compared with other major developed markets. Given the low expectations long embedded in insurance stocks due to an extended period of low interest rates and excess industry capacity, we believe our holdings in the industry remain below fair value, with the potential for additional upside going forward.

From the European banking sector, French lender BNP Paribas also beat earnings expectations due to higher fixed-income trading. The European banking sector remains abundantly cheap, in our assessment, trading at a greater than one-standard deviation discount to U.S. peers based on price-to-tangible-book value. Despite little fanfare, economic conditions in Europe are actually improving, with year-on-year GDP growth exceeding that of the U.S. in real terms for the first time since 2009. Private-loan growth has turned positive, the flagging euro is becoming a competitive tailwind, and manufacturing indicators are expanding at a level we believe is consistent with future earnings upgrades. Interest rates could recover from record lows as the economy improves and the ECB eases its monthly bond purchases, which, combined with potentially improving regulatory conditions, offers prospective upside for European bank shares. Falling loan-loss provisions, which have accounted for most of U.S. bank profit growth since 2009, are another potential catalyst for improving European bank earnings. Finally, we have seen the beginnings of self-help measures at European banks; if they continue to develop tighter cost control and more fee- and commission-based profit streams, longer term earnings expectations look underpriced to us. To this end, we are encouraged to note that earnings momentum in the sector recently turned positive for

Top 10 Holdings
2/28/17
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	3.2%
Technology Hardware, Storage & Peripherals,
South Korea
SoftBank Group Corp.	2.5%
Wireless Telecommunication Services, Japan
Teva Pharmaceutical Industries Ltd.	2.3%
Pharmaceuticals, Israel
BP PLC	2.2%
Oil, Gas & Consumable Fuels, U.K.
Hana Financial Group Inc.	2.2%
Banks, South Korea
Roche Holding AG	2.1%
Pharmaceuticals, Switzerland
Royal Dutch Shell PLC	2.1%
Oil, Gas & Consumable Fuels, U.K.
SBM Offshore NV	2.0%
Energy Equipment & Services, Netherlands
KB Financial Group Inc.	2.0%
Banks, South Korea
Silver Wheaton Corp.	2.0%
Metals & Mining, Canada

only the second time in seven years. Even after a significant rally off the bottom in the second half of 2016, select European bank shares remain cheap, in our view, with improving earnings catalysts and scope for additional upside over a long-term investment horizon.

Stock selection also boosted returns in several traditionally cyclical sectors, such as IT and industrials.7 Among these sectors, South Korean semiconductor manufacturer and consumer electronics producer Samsung Electronics was a major contributor. Its share price rallied to a record high after fourth-quarter 2016 profits more than doubled due to robust semiconductor sales and a recovery in Samsung’s mobile business, leading company management to announce another massive share buyback. Our analysis indicates to us that the market continues to undervalue the sustainability of Samsung’s dominant, low-cost position in core markets, due to excessive focus on problem areas of lesser business impact. Trading at valuation multiples we consider inexpensive, and with a net cash position equivalent to 25% of its market capitalization,

6. The financials sector comprises banks, capital markets and insurance in the SOI.

7. The IT sector comprises Internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The industrials sector comprises aerospace and defense, airlines, construction and engineering, electrical equipment, industrial conglomerates, machinery, and trading companies and distributors in the SOI.

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Samsung’s improving business mix and increasing focus on shareholder returns remain significantly undervalued, in our view.

Our valuation discipline led us to significantly underweight the broadly expensive consumer staples sector, which notably contributed to relative performance as the ongoing recovery in economic expectations negatively impacted overpriced defensive stocks.8 As we have recently noted, the ownership of consumer staples stocks had become the most crowded in the sector’s history and 2016 price-to-earnings ratios relative to the market were expensive and near historical highs. At such extreme price and valuation levels, we argued that assets prized for their perceived “safety” may actually be among the market’s riskiest given their historically high and inverse correlations to interest-rate movements. Such caution proved warranted during the review period as consumer staples sold off alongside other expensive defensive sectors. At less than one-tenth of the benchmark’s exposure, our underweighted position notably contributed.

Among traditionally defensive sectors, we have been finding better value in health care, particularly after the sector’s sharp and sustained reversal stemming from election-cycle political rhetoric.9 The sector remained under pressure during much of the review period and our overweighted allocation was a major detractor from Fund performance. Israeli generic drug maker Teva Pharmaceutical Industries was one of the Fund’s biggest laggards. Its shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition. Share price declines in the generics industry amid concerns of price-gouging at some of Teva’s competitors did not help matters. Yet, our analysis indicates that Teva remains well positioned to grow throughout this transition period. Its acquisition of Allergan’s generics business should bring cost-saving opportunities that could potentially offset any upcoming patent losses, while strong cash generation should allow steady balance sheet deleveraging. A solid dividend yield and the steady compounding of earnings, in our view, should offer a solid annualized return profile even before considering any upside from expanding valuation multiples. The sector, more broadly, has fallen significantly further than warranted by long-term fundamentals and, in our assessment, has once again become one of the most abundant

Top 10 Countries
2/28/17
% of Total
Net Assets
U.K.	15.2%
South Korea	10.9%
China	10.4%
Japan	7.6%
Germany	7.4%
Canada	7.2%
France	6.9%
Netherlands	6.6%
Switzerland	6.0%
U.S.	2.5%

sources of bargains in the current environment. We believe select firms remain well positioned to reap the rewards of innovation and demographically driven demand, and fundamentals continue to impress us with high returns on equity, strong cash flow and earnings growth, and low leverage.

Despite delivering double-digit percentage absolute gains, the Fund’s slightly underweighted materials holdings moderately lagged the benchmark’s materials exposure, as significant gains at Swiss miner and commodities trader Glencore4 and U.S. palladium miner Stillwater Mining4,5 were more than offset by losses at Canadian precious metals streaming company Silver Wheaton.10 Glencore’s shares surged as the company aggressively repaired its balance sheet, exceeded earnings targets and benefited from a rebound in depressed commodities prices. Meanwhile, Stillwater Mining’s shares surged after the company’s board accepted a takeover bid from South African precious metals miner Sibanye Gold. Conversely, Silver Wheaton’s shares declined following production issues at one of the company’s mining partners and an improving global economic and interest-rate outlook that dulled the appeal of precious metals stocks in general. We believe Silver Wheaton remains a compelling, if somewhat misunderstood, opportunity featuring a unique, high-margin business model that involves financing mining operations for a cut of the precious metals produced. Within the mining sector, we have continued to take profits on industrial commodity miners—such as Glencore and Stillwater Mining—which have experienced a full business cycle of earnings and valuation turnaround in just a year,

8. The consumer staples sector comprises beverages in the SOI.
9. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.
10. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

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TEMPLETON FOREIGN FUND

supported by renewed Chinese stimulus that seems to us unlikely to be sustained. We continue to rotate into precious metals producers that, in our assessment, are lowly valued and have countercyclical earnings profiles. Since we believe that the best time to buy insurance is when it is not needed, these investments should help moderately diversify the Fund’s risk/reward characteristics and provide a meaningful hedge in the event of renewed economic, financial or geopolitical uncertainty.

From a regional standpoint, stock selection drove outperformance among overweighted European holdings and underweighted Asian holdings. In our assessment, the current opportunity set in global equity markets is disproportionately skewed to international markets, which have underperformed, are relatively undervalued, and appear to us poised to benefit from a number of catalysts, including value’s outperformance, which has historically supported stocks outside of the U.S. We continue to find compelling bargains in the eurozone, which we believe remains in the early stages of an economic expansionary cycle and geared to a continued value recovery given high operating leverage, an undervalued currency and low starting-point valuations. Politics and policy have been major headwinds, but they seem to us excessively discounted given continued broad support for the euro and recent gains by political moderates, as well as the strengthening of the ECB as a credible bond market backstop.

In Asia, China’s economy remains imbalanced and vulnerable to turmoil, though political imperatives and unique safety valves could help maintain stability. We see bottom-up values as concentrated among relatively cheap China H-share companies operating in consumer-oriented growth industries, while we largely avoid the vulnerable and opaque banking sector, state-owned enterprises and the oversupplied industrial complex.11 Elsewhere in the region, we feel Japan and South Korea both remain stockpickers’ markets. South Korea in particular looks attractive to us, trading at a lower price-to-book value compared with Japan’s, while offering a moderately higher average return on equity than Japan.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2017, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

11. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON FOREIGN FUND

Performance Summary as of February 28, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
6-Month	+7.82%	+1.61%
1-Year	+26.62%	+19.28%
5-Year	+28.76%	+3.94%
10-Year	+29.85%	+2.04%
Advisor
6-Month	+7.96%	+7.96%
1-Year	+26.85%	+26.85%
5-Year	+30.38%	+5.45%
10-Year	+33.13%	+2.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (9/1/16–2/28/17)
Net Investment
Share Class	Income
A	$0.1313
C	$0.0787
R	$0.1142
R6	$0.1685
Advisor	$0.1525

Total Annual Operating Expenses[4]
Share Class
A	1.22%
Advisor	0.97%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/17. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/16	Value 2/28/17	9/1/16–2/28/17[1,2]	Value 2/28/17	9/1/16–2/28/17[1,2]	Ratio[2]
A	$1,000	$1,078.20	$6.29	$1,018.74	$6.11	1.22%
C	$1,000	$1,075.10	$10.14	$1,015.03	$9.84	1.97%
R	$1,000	$1,077.20	$7.57	$1,017.50	$7.35	1.47%
R6	$1,000	$1,082.10	$3.72	$1,021.22	$3.61	0.72%
Advisor	$1,000	$1,079.60	$5.00	$1,019.98	$4.86	0.97%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights
	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.87	$6.74	$8.58	$7.67	$6.26	$6.57
Income from investment operations[a]:
Net investment income[b]	0.02	0.11	0.12	0.20 [c]	0.12	0.14
Net realized and unrealized gains (losses)	0.51	0.11	(1.52)	1.12	1.44	(0.28)
Total from investment operations	0.53	0.22	(1.40)	1.32	1.56	(0.14)
Less distributions from:
Net investment income.	(0.13)	(0.09)	(0.21)	(0.11)	(0.15)	(0.17)
Net realized gains	—	(—)[d]	(0.23)	(0.30)	—	—
Total distributions	(0.13)	(0.09)	(0.44)	(0.41)	(0.15)	(0.17)
Net asset value, end of period	$7.27	$6.87	$6.74	$8.58	$7.67	$6.26

Total return[e]	7.82%	3.46%	(16.46)%	17.61%	25.17%	(1.94)%

Ratios to average net assets[f]
Expenses.	1.22%[g,h]	1.22%[g,h]	1.18%[g]	1.16%	1.19%[h]	1.21%[h]
Net investment income	0.57%	1.66%	1.54%	2.39%[c]	1.72%	2.29%

Supplemental data
Net assets, end of period (000’s)	$3,514,293	$3,644,336	$4,165,454	$4,524,854	$3,904,719	$3,418,240
Portfolio turnover rate	15.84%	22.89%	29.12%	30.82%	32.05%	20.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction and reimbursement rounds to less than 0.01%.

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				TEMPLETON FOREIGN FUND
				FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.69	$6.56	$8.35	$7.48	$6.11	$6.40
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.06	0.05	0.13 [c]	0.07	0.09
Net realized and unrealized gains (losses)	0.51	0.11	(1.46)	1.10	1.40	(0.27)
Total from investment operations	0.50	0.17	(1.41)	1.23	1.47	(0.18)
Less distributions from:
Net investment income.	(0.08)	(0.04)	(0.15)	(0.06)	(0.10)	(0.11)
Net realized gains	—	(—)[d]	(0.23)	(0.30)	—	—
Total distributions	(0.08)	(0.04)	(0.38)	(0.36)	(0.10)	(0.11)
Net asset value, end of period	$7.11	$6.69	$6.56	$8.35	$7.48	$6.11

Total return[e]	7.51%	2.64%	(17.04)%	16.72%	24.21%	(2.62)%

Ratios to average net assets[f]
Expenses.	1.97%[g,h]	1.97%[g,h]	1.93%[g]	1.91%	1.94%[h]	1.96%[h]
Net investment income (loss)	(0.18)%	0.91%	0.79%	1.64%[c]	0.97%	1.54%

Supplemental data
Net assets, end of period (000’s)	$374,603	$397,512	$468,128	$617,421	$517,468	$459,838
Portfolio turnover rate	15.84%	22.89%	29.12%	30.82%	32.05%	20.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.82)%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction and reimbursement rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.73	$6.61	$8.42	$7.54	$6.16	$6.46
Income from investment operations[a]:
Net investment income[b]	0.01	0.09	0.09	0.18 [c]	0.10	0.13
Net realized and unrealized gains (losses)	0.50	0.10	(1.48)	1.09	1.41	(0.28)
Total from investment operations	0.51	0.19	(1.39)	1.27	1.51	(0.15)
Less distributions from:
Net investment income.	(0.11)	(0.07)	(0.19)	(0.09)	(0.13)	(0.15)
Net realized gains	—	(—)[d]	(0.23)	(0.30)	—	—
Total distributions	(0.11)	(0.07)	(0.42)	(0.39)	(0.13)	(0.15)
Net asset value, end of period	$7.13	$6.73	$6.61	$8.42	$7.54	$6.16

Total return[e]	7.72%	3.10%	(16.63)%	17.22%	24.81%	(2.07)%

Ratios to average net assets[f]
Expenses.	1.47%[g,h]	1.47%[g,h]	1.43%[g]	1.41%	1.44%[h]	1.46%[h]
Net investment income	0.32%	1.41%	1.29%	2.14%[c]	1.47%	2.04%

Supplemental data
Net assets, end of period (000’s)	$150,152	$159,802	$174,865	$207,738	$172,393	$149,061
Portfolio turnover rate	15.84%	22.89%	29.12%	30.82%	32.05%	20.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction and reimbursement rounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON FOREIGN FUND
			FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.78	$6.66	$8.49	$7.59	$7.16
Income from investment operations[b]:
Net investment income[c]	0.04	0.14	0.15	0.25 [d]	0.08
Net realized and unrealized gains (losses)	0.51	0.11	(1.50)	1.10	0.35
Total from investment operations.	0.55	0.25	(1.35)	1.35	0.43
Less distributions from:
Net investment income	(0.17)	(0.13)	(0.25)	(0.15)	—
Net realized gains	—	(—)[e]	(0.23)	(0.30)	—
Total distributions	(0.17)	(0.13)	(0.48)	(0.45)	—
Net asset value, end of period.	$7.16	$6.78	$6.66	$8.49	$7.59

Total return[f]	8.21%	3.92%	(16.08)%	18.16%	6.01%

Ratios to average net assets[g]
Expenses	0.72%[h]	0.72%[h]	0.72%[h]	0.72%	0.74%
Net investment income.	1.07%	2.16%	2.00%	2.83%[d]	2.17%

Supplemental data
Net assets, end of period (000’s)	$886,542	$880,092	$816,746	$666,249	$366,042
Portfolio turnover rate	15.84%	22.89%	29.12%	30.82%	32.05%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.01%.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2017		Year Ended August 31,
	(unaudited)	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.78	$6.66	$8.49	$7.59	$6.20	$6.51
Income from investment operations[a]:
Net investment income[b]	0.03	0.12	0.13	0.22 [c]	0.13	0.16
Net realized and unrealized gains (losses)	0.50	0.11	(1.50)	1.11	1.43	(0.28)
Total from investment operations	0.53	0.23	(1.37)	1.33	1.56	(0.12)
Less distributions from:
Net investment income.	(0.15)	(0.11)	(0.23)	(0.13)	(0.17)	(0.19)
Net realized gains	—	(—)[d]	(0.23)	(0.30)	—	—
Total distributions	(0.15)	(0.11)	(0.46)	(0.43)	(0.17)	(0.19)
Net asset value, end of period	$7.16	$6.78	$6.66	$8.49	$7.59	$6.20

Total return[e]	7.96%	3.65%	(16.25)%	17.93%	25.39%	(1.49)%

Ratios to average net assets[f]
Expenses.	0.97%[g,h]	0.97%[g,h]	0.93%[g]	0.91%	0.94%[h]	0.96%[h]
Net investment income	0.82%	1.91%	1.79%	2.64%[c]	1.97%	2.54%

Supplemental data
Net assets, end of period (000’s)	$1,313,899	$1,125,431	$1,206,146	$1,727,057	$1,340,444	$1,430,480
Portfolio turnover rate	15.84%	22.89%	29.12%	30.82%	32.05%	20.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.82%.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hBenefit of expense reduction and reimbursement rounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND

Statement of Investments, February 28, 2017 (unaudited)
	Industry	Shares	Value

Common Stocks 97.3%
Australia 1.5%
[a] Origin Energy Ltd	Oil, Gas & Consumable Fuels	9,288,730	$46,657,217
[a] WorleyParsons Ltd	Energy Equipment & Services	5,800,150	47,298,513
			93,955,730
Belgium 0.7%
UCB SA	Pharmaceuticals	648,480	46,116,589
Canada 7.2%
Alamos Gold Inc., A	Metals & Mining	4,122,975	29,809,109
Barrick Gold Corp	Metals & Mining	4,632,000	86,062,560
Cenovus Energy Inc	Oil, Gas & Consumable Fuels	3,032,670	38,278,630
Eldorado Gold Corp	Metals & Mining	11,574,310	35,305,559
Ensign Energy Services Inc	Energy Equipment & Services	4,367,130	26,051,850
[a] Precision Drilling Corp	Energy Equipment & Services	10,629,730	54,226,797
Silver Wheaton Corp	Metals & Mining	6,399,850	124,390,773
[b] Suncor Energy Inc	Oil, Gas & Consumable Fuels	1,750,570	54,384,725
			448,510,003
China 10.4%
[a] Baidu Inc., ADR	Internet Software & Services	680,180	118,439,743
China Life Insurance Co. Ltd., H	Insurance	16,563,800	50,461,985
China Mobile Ltd	Wireless Telecommunication Services	3,555,180	39,202,031
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	141,009,292	66,300,042
[a] GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	439,270,790	59,980,683
Haier Electronics Group Co. Ltd	Household Durables	18,014,350	33,137,521
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	37,947,050	32,995,522
Shandong Weigao Group Medical Polymer Co. Ltd., H	Health Care Equipment & Supplies	40,884,060	24,594,846
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	20,602,590	53,079,280
Sinopec Engineering Group Co. Ltd	Construction & Engineering	63,037,660	57,248,276
Sinopharm Group Co. Ltd	Health Care Providers & Services	9,780,530	45,230,361
[a] Trina Solar Ltd., ADR	Semiconductors & Semiconductor Equipment	6,593,875	69,235,688
			649,905,978
France 6.9%
AXA SA	Insurance	3,399,272	80,100,058
BNP Paribas SA	Banks	2,091,783	122,020,083
Cie Generale des Etablissements Michelin, B	Auto Components	459,290	51,537,620
Sanofi	Pharmaceuticals	1,318,525	113,466,023
Total SA, B	Oil, Gas & Consumable Fuels	1,284,760	63,959,981
			431,083,765
Germany 7.4%
Bayer AG	Pharmaceuticals	749,670	82,336,837
Deutsche Lufthansa AG	Airlines	2,663,630	38,978,289
Gerresheimer AG	Life Sciences Tools & Services	732,810	57,386,335
[a] innogy SE	Multi-Utilities	1,600,720	57,417,167
Merck KGaA	Pharmaceuticals	574,214	62,671,444
[a] MorphoSys AG	Life Sciences Tools & Services	803,960	45,774,555
Siemens AG	Industrial Conglomerates	578,612	75,181,762
Telefonica Deutschland Holding AG	Diversified Telecommunication Services	8,949,490	39,241,421
			458,987,810
Hong Kong 1.1%
CK Hutchison Holdings Ltd	Industrial Conglomerates	3,567,500	44,071,294
Value Partners Group Ltd	Capital Markets	23,284,000	23,545,095
			67,616,389

franklintempleton.com

Semiannual Report 17

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
India 0.7%
Hero Motocorp Ltd	Automobiles	604,070	$28,409,623
Jain Irrigation Systems Ltd	Machinery	11,693,050	16,455,262
			44,864,885
Israel 2.3%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	4,053,440	141,951,469
Italy 2.0%
Eni SpA	Oil, Gas & Consumable Fuels	5,061,480	77,762,611
Tenaris SA	Energy Equipment & Services	2,837,740	46,630,573
			124,393,184
Japan 7.6%
Kirin Holdings Co. Ltd	Beverages	2,614,990	44,896,717
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	2,585,320	24,855,977
Nissan Motor Co. Ltd	Automobiles	12,482,750	122,561,334
SoftBank Group Corp	Wireless Telecommunication Services	2,054,180	152,488,377
Sumitomo Rubber Industries Ltd	Auto Components	2,769,620	45,584,584
Suntory Beverage & Food Ltd	Beverages	906,000	37,882,374
Toyota Motor Corp	Automobiles	785,430	44,380,682
			472,650,045
Mexico 0.4%
Industrias Penoles SA	Metals & Mining	1,006,622	23,902,734
Netherlands 6.6%
Aegon NV	Insurance	20,335,525	107,972,396
Flow Traders	Capital Markets	771,387	26,669,484
ING Groep NV	Banks	4,785,728	65,905,078
QIAGEN NV	Life Sciences Tools & Services	3,046,506	86,712,361
SBM Offshore NV	Energy Equipment & Services	8,299,044	127,459,380
			414,718,699
Norway 1.4%
Telenor ASA	Diversified Telecommunication Services	3,325,406	54,178,297
Yara International ASA.	Chemicals	958,060	36,344,735
			90,523,032
Singapore 1.8%
Singapore Telecommunications Ltd	Diversified Telecommunication Services	11,691,340	32,832,416
Singapore Telecommunications Ltd., ADR	Diversified Telecommunication Services	33,000	933,405
United Overseas Bank Ltd	Banks	5,167,130	79,182,676
			112,948,497
South Africa 0.4%
[a] Petra Diamonds Ltd	Metals & Mining	13,821,880	23,525,385
South Korea 10.9%
[c] Hana Financial Group Inc	Banks	4,359,130	135,514,605
Hyundai Mobis Co. Ltd	Auto Components	349,890	78,686,254
Hyundai Motor Co	Automobiles	373,420	49,234,091
KB Financial Group Inc	Banks	3,032,917	125,447,072
Korea Investment Holdings Co. Ltd	Capital Markets	959,840	40,124,011
Posco Daewoo Corp	Trading Companies & Distributors	2,450,900	53,064,521
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	118,744	201,276,104
			683,346,658
Sweden 0.6%
Getinge AB, B	Health Care Equipment & Supplies	2,344,245	39,738,022

18 Semiannual Report

franklintempleton.com

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Switzerland 6.0%
ABB Ltd	Electrical Equipment	3,463,220	$78,250,071
[a] Basilea Pharmaceutica AG	Biotechnology	218,890	18,720,641
Credit Suisse Group AG	Capital Markets	3,554,739	53,557,054
GAM Holding AG.	Capital Markets	2,841,390	31,365,351
Roche Holding AG.	Pharmaceuticals	543,830	132,340,710
UBS Group AG	Capital Markets	3,731,690	57,410,615
			371,644,442
Taiwan 2.4%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	7,170,950	60,041,185
Quanta Computer Inc	Technology Hardware, Storage & Peripherals	19,250,680	39,950,751
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	7,598,000	46,784,342
			146,776,278
Thailand 1.3%
Bangkok Bank PCL, fgn	Banks	1,677,800	9,275,720
Bangkok Bank PCL, NVDR.	Banks	8,809,790	44,793,404
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	10,708,510	28,527,397
			82,596,521
United Kingdom 15.2%
Aberdeen Asset Management PLC	Capital Markets	4,540,490	15,563,130
Aviva PLC.	Insurance	9,469,294	58,458,280
BAE Systems PLC.	Aerospace & Defense	10,089,230	78,794,819
Barclays PLC	Banks	22,152,370	62,199,586
BP PLC	Oil, Gas & Consumable Fuels	24,559,940	138,086,608
Carillion PLC.	Construction & Engineering	10,221,100	27,748,585
HSBC Holdings PLC	Banks	12,457,080	99,835,241
Johnson Matthey PLC	Chemicals	1,155,686	43,896,278
Kingfisher PLC	Specialty Retail	6,644,184	27,114,435
Petrofac Ltd	Energy Equipment & Services	6,460,460	71,397,643
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	4,839,820	130,403,108
SIG PLC.	Trading Companies & Distributors	19,274,300	26,760,592
Sky PLC	Media	2,275,200	28,134,006
[a] Standard Chartered PLC	Banks	11,423,265	102,297,984
Vodafone Group PLC	Wireless Telecommunication Services	14,817,375	37,085,717
			947,776,012
United States 2.5%
Eli Lilly & Co	Pharmaceuticals	407,130	33,714,435
Monsanto Co	Chemicals	292,880	33,338,531
Oracle Corp	Software	2,061,410	87,795,452
			154,848,418
Total Common Stocks
(Cost $5,797,598,875)			6,072,380,545

franklintempleton.com

Semiannual Report 19

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal
	Amount	Value
Short Term Investments 2.6%
Time Deposits 2.1%
United States 2.1%
Bank of Montreal, 0.55%, 3/01/17	$35,000,000	$35,000,000
National Australia Bank Ltd, 0.54%, 3/01/17	50,000,000	50,000,000
Royal Bank of Canada, 0.55%, 3/01/17	45,700,000	45,700,000
Total Time Deposits (Cost $130,700,000)		130,700,000

	Shares
[d] Investments from Cash Collateral
Received for Loaned Securities (Cost
$32,760,000) 0.5%
Money Market Funds 0.5%
United States 0.5%
[e,f] Institutional Fiduciary Trust Money Market Portfolio,
0.17%	32,760,000	32,760,000
Total Investments (Cost $5,961,058,875)
99.9%		6,235,840,545
Other Assets, less Liabilities 0.1%		3,649,234
Net Assets 100.0%		$6,239,489,779

See Abbreviations on page 33.

aNon-income producing.
bA portion or all of the security is on loan at February 28, 2017. See Note 1(c).
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2017, the value of this security was $135,514,605, representing
2.2% of net assets.
dSee Note 6 regarding securities on loan.
eSee Note 3(f) regarding investments in affiliated management investment companies.
fThe rate shown is the annualized seven-day yield at period end.

20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND

Financial Statements

Statement of Assets and Liabilities
February 28, 2017 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,928,298,875
Cost - Non-controlled affiliates (Note 3f)	32,760,000
Total cost of investments	$5,961,058,875
Value - Unaffiliated issuers	$6,203,080,545
Value - Non-controlled affiliates (Note 3f)	32,760,000
Total value of investments (includes securities loaned in the amount of $43,263,719)	6,235,840,545
Cash.	165,118
Receivables:
Investment securities sold	14,066,308
Capital shares sold	8,380,249
Dividends.	29,444,330
European Union tax reclaims	5,831,651
Due from custodian	26,250,912
Other assets	6,263
Total assets	6,319,985,376
Liabilities:
Payables:
Investment securities purchased	2,181,523
Capital shares redeemed	12,084,019
Management fees	3,324,871
Distribution fees	1,033,829
Transfer agent fees	2,475,149
Payable upon return of securities loaned	59,010,912
Accrued expenses and other liabilities.	385,294
Total liabilities	80,495,597
Net assets, at value	$6,239,489,779
Net assets consist of:
Paid-in capital	$6,316,661,635
Distributions in excess of net investment income	(2,738,787)
Net unrealized appreciation (depreciation)	273,858,104
Accumulated net realized gain (loss)	(348,291,173)
Net assets, at value	$6,239,489,779

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
February 28, 2017 (unaudited)

Class A:
Net assets, at value	$3,514,293,307
Shares outstanding.	483,389,018
Net asset value per share[a]	$7.27
Maximum offering price per share (net asset value per share ÷ 94.25%)	$7.71
Class C:
Net assets, at value	$374,603,444
Shares outstanding.	52,711,926
Net asset value and maximum offering price per share[a]	$7.11
Class R:
Net assets, at value	$150,151,662
Shares outstanding.	21,046,666
Net asset value and maximum offering price per share	$7.13
Class R6:
Net assets, at value	$886,542,326
Shares outstanding.	123,874,168
Net asset value and maximum offering price per share	$7.16
Advisor Class:
Net assets, at value	$1,313,899,040
Shares outstanding.	183,429,862
Net asset value and maximum offering price per share	$7.16

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2017 (unaudited)

Investment income:
Dividends (net of foreign taxes of $5,099,349)	$53,822,792
Interest.	280,772
Income from securities loaned (net of fees and rebates)	56,204
Total investment income	54,159,768
Expenses:
Management fees (Note 3a)	20,815,180
Distribution fees: (Note 3c)
Class A.	4,391,101
Class C	1,897,456
Class R	387,205
Transfer agent fees: (Note 3e)
Class A.	4,338,546
Class C	468,675
Class R	191,883
Class R6.	3,100
Advisor Class	1,455,938
Custodian fees (Note 4)	397,429
Reports to shareholders	302,436
Registration and filing fees	85,278
Professional fees	71,305
Trustees’ fees and expenses	71,106
Other	61,156
Total expenses	34,937,794
Expense reductions (Note 4)	(1,686)
Expenses waived/paid by affiliates (Note 3f)	(24,213)
Net expenses	34,911,895
Net investment income	19,247,873
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	129,822,285
Foreign currency transactions	(1,310,038)
Net realized gain (loss)	128,512,247
Net change in unrealized appreciation (depreciation) on:
Investments.	317,150,898
Translation of other assets and liabilities
denominated in foreign currencies	(460,139)
Net change in unrealized appreciation (depreciation)	316,690,759
Net realized and unrealized gain (loss)	445,203,006
Net increase (decrease) in net assets resulting from operations	$464,450,879

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(unaudited)	August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$19,247,873	$108,559,704
Net realized gain (loss)	128,512,247	(412,839,622)
Net change in unrealized appreciation (depreciation)	316,690,759	502,303,685
Net increase (decrease) in net assets resulting from operations	464,450,879	198,023,767
Distributions to shareholders from:
Net investment income:
Class A	(64,763,170)	(55,196,460)
Class C	(4,271,135)	(2,480,964)
Class R	(2,485,682)	(1,966,945)
Class R6	(18,746,684)	(15,445,834)
Advisor Class	(26,220,193)	(19,299,962)
Net realized gains:
Class A	—	(2,055,521)
Class C	—	(231,738)
Class R	—	(89,287)
Class R6	—	(418,453)
Advisor Class	—	(601,465)
Total distributions to shareholders	(116,486,864)	(97,786,629)
Capital share transactions: (Note 2)
Class A	(334,222,236)	(578,271,720)
Class C	(46,056,640)	(74,336,175)
Class R	(18,823,927)	(17,573,822)
Class R6	(38,885,461)	44,144,990
Advisor Class	122,341,033	(98,365,923)
Total capital share transactions	(315,647,231)	(724,402,650)
Net increase (decrease) in net assets	32,316,784	(624,165,512)
Net assets:
Beginning of period	6,207,172,995	6,831,338,507
End of period	$6,239,489,779	$6,207,172,995
Undistributed net investment income included in net assets:
End of period	$—	$94,500,204
Distributions in excess of net investment income included in net assets:
End of period	$(2,738,787)	$—

24 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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Semiannual Report 25

TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or uninvested cash as included in due from custodian in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Semiannual Report 27

TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 28, 2017		August 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	31,858,258	$226,071,525	87,045,428	$557,157,941
Shares issued in reinvestment of distributions	8,520,627	59,218,356	8,362,892	52,686,218
Shares redeemed	(87,831,355)	(619,512,117)	(182,244,623)	(1,188,115,879)
Net increase (decrease)	(47,452,470)	$(334,222,236)	(86,836,303)	$(578,271,720)
Class C Shares:
Shares sold	1,739,385	$11,987,158	5,000,404	$31,324,355
Shares issued in reinvestment of distributions	554,617	3,771,399	376,527	2,323,173
Shares redeemed	(9,022,623)	(61,815,197)	(17,267,321)	(107,983,703)
Net increase (decrease)	(6,728,621)	$(46,056,640)	(11,890,390)	$(74,336,175)
Class R Shares:
Shares sold	2,249,722	$15,530,541	6,508,159	$41,010,434
Shares issued in reinvestment of distributions	333,980	2,277,746	308,972	1,912,536
Shares redeemed	(5,278,252)	(36,632,214)	(9,519,061)	(60,496,792)
Net increase (decrease)	(2,694,550)	$(18,823,927)	(2,701,930)	$(17,573,822)
Class R6 Shares:
Shares sold	28,478,510	$197,461,446	25,537,718	$161,908,346
Shares issued in reinvestment of distributions	2,617,825	17,905,922	2,475,067	15,345,418
Shares redeemed	(37,035,207)	(254,252,829)	(20,752,542)	(133,108,774)
Net increase (decrease)	(5,938,872)	$(38,885,461)	7,260,243	$44,144,990
Advisor Class Shares:
Shares sold	43,375,189	$303,185,910	46,887,869	$295,945,472
Shares issued in reinvestment of distributions	3,306,454	22,649,209	2,731,853	16,964,805
Shares redeemed	(29,297,904)	(203,494,086)	(64,644,207)	(411,276,200)
Net increase (decrease)	17,383,739	$122,341,033	(15,024,485)	$(98,365,923)

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	In excess of $35 billion

For the period ended February 28, 2017, the annualized effective investment management fee rate was 0.690% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$185,673
CDSC retained	$24,559

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2017, the Fund paid transfer agent fees of $6,458,142, of which $2,835,511 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to August 31, 2013, the waiver was accounted for as a reduction to management fees. During the period ended February 28, 2017, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio, 0.17%	22,955,688	130,236,269	(120,431,957)	32,760,000	32,760,000	$-	$-	0.2%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2017. There were no Class R6 transfer agent fees waived during the period ended February 28, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2017, the custodian fees were reduced as noted in the the Statement of Operations.

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2016, the Fund had long-term capital loss carryforwards of $454,108,633.

At February 28, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$6,005,943,854

Unrealized appreciation	$831,516,075
Unrealized depreciation	(601,619,384)
Net unrealized appreciation (depreciation)	$229,896,691

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims and passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2017, aggregated $943,389,785 and $1,359,381,707, respectively.

At February 28, 2017, in connection with securities lending transactions, the Fund loaned equity investments and received $59,010,912 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended February 28, 2017, the Fund held investments in “affiliated companies” as follows:

	Number of			Number of
	Shares Held			Shares	Value at		Realized
	at Beginning	Gross	Gross	Held at End	End of	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	(Loss)

Non-Controlled Affiliates
Precision Drilling Corp.	16,116,920	—	(5,487,190)	10,629,730	$—[a]	$—	$—

[a]As of February 28, 2017, no longer an affiliate.

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Semiannual Report 31

TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2017, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 1 inputs.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

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Semiannual Report 33

TEMPLETON FOREIGN FUND

Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $132,350,656 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 were reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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TEMPLETON FUNDS
TEMPLETON FOREIGN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Foreign Fund

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

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© 2017 Franklin Templeton Investments. All rights reserved.	104 S 04/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 26, 2017

By /s/ MARK H. OTANI

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 26, 2017